UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 19, 2002


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)


Republic of Panama                    1-9610                 59-1562976
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                   33178-2428
(Address of principal executive offices)                (zip code)


Registrant's telephone number, including area code:  (305) 599-2600

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ITEM 5.  OTHER EVENTS

         On April 19, 2002, the United States Department of Justice issued the press release attached as Exhibit 99.1 to this report. During fiscal 2001, the registrant recorded a charge in its 2001 financial statements for the $18 million in total fines and community service contributions mentioned in the attached press release.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the United States Department of Justice is attached as Exhibit 99.1 to this report.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2002


                                   CARNIVAL CORPORATION



                                   By:  /s/ Gerald R. Cahill
                                        ---------------------------------------
                                        Name:  Gerald R. Cahill
                                        Title: Senior Vice President-Finance and
                                               Chief Financial and Accounting
                                               Officer





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                                  EXHIBIT LIST


         EXHIBIT                    DESCRIPTION
         -------                    -----------

         99.1                       Press Release dated April 19, 2002.